EXHIBIT 10.18

                          GALES INDUSTRIES INCORPORATED

                             STOCK OPTION AGREEMENT

      THIS AGREEMENT, made as of this 26th day of September, 2005, by Gales Industries Incorporated, a Delaware corporation (hereinafter called the "Company"), with Dario Peragallo (hereinafter call the "Holder"):

      The Company has adopted a 2005 Incentive Plan (the "Plan"). Said Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement. Terms not otherwise defined herein shall have the meaning ascribed to them in the Plan.

      The Board, which in the absence of a Committee is charged with the administration of the Plan pursuant to Section 4 of the Plan, has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

      NOW, THEREFORE, pursuant to the Plan, the Company hereby grants to the Holder as of the date hereof an option (the "Option") to purchase all or any part of 1,200,000 shares of Common Stock of the Company, par value $.0001 per share, upon the following terms and conditions:

1. The Option shall continue in force through September 26, 2015 (the "Expiration Date"), unless sooner terminated as provided herein and in the Plan. Subject to the provisions of the Plan, the right to exercise the Options shall vest as indicated below and the exercise price per share of the Options vesting as of any date shall be greater of twenty-two ($.22) cents per share and the amount indicated below:

         Date       # of Shares Which Vest                Exercise Price
         ----       ----------------------                --------------
The date hereof             150,000                       Twenty-Two cents
September 15, 2006          150,000                       Average FMV for thirty
                                           trading days ended December 15, 2005
September 15, 2007          150,000                       Average FMV for thirty
                                           trading days ended September 15, 2006
September 15, 2008          150,000                       Average FMV for thirty
                                           trading days ended September 15, 2007
September 15, 2009          150,000                       Average FMV for thirty
                                           trading days ended September 15, 2008
September 15, 2010          150,000                       Average FMV for thirty
                                           trading days ended September 15, 2009
September 15, 2011          150,000                       Average FMV for thirty
                                           trading days ended September 15, 2010
September 15, 2012          150,000                       Average FMV for thirty
                                           trading days ended September 15, 2011

For purposes hereof, FMV refers to the Fair Market Value of the shares as of the date indicated.

      (a) Except as provided hereinbelow, the Option may not be exercised unless the Holder is then an employee (including officers and directors who are employees), non-employee director, consultant, advisor, agent or independent representative of the Company or any subsidiary of the Company or any combination thereof and unless the Holder has remained in the continuous employ or service thereof from the date of grant.

      (b) No installment under this option shall qualify for favorable tax treatment as an Incentive Stock Option if (and to the extent) the aggregate Fair Market Value of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value of the Common Stock or other securities for which this option or any other Incentive Stock Options granted to Holder prior to the date hereof (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollars ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Qualified Stock Option.

2. In the event that the employment or service of the Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of the Plan, be exercised (to the extent that the Holder was entitled to do so at the termination of this employment or service) at any time within three months after such termination, but not after the Expiration Date, provided, however, that if such termination shall have been for cause or voluntarily by the Holder and without the consent of the Company or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of normal retirement) or voluntarily by the Holder and Holder accepts employment with a competitor of the Company, the Option and all rights of the Holder hereunder, to the extent not theretofore exercised, shall forthwith terminate immediately upon such termination. Nothing in this Agreement shall confer upon the Holder any right to continue in the employ or service of the Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate his employment or service at any time.

3. If the Holder shall (a) die while he is employed by or serving the Company or a corporation which is a subsidiary thereof or within three months after the termination of such position (other than termination for cause, or voluntarily on his part and without the Consent of the Company or subsidiary corporation thereof, as the case may be, which consent shall be presumed in the case of normal retirement or voluntarily by the Holder and Holder accepts employment with a competitor of the Company), or (b) become permanently and totally disabled within the meaning of Section 22 (e) (3) of the Internal Revenue Code of 1986, as amended (the "Code"), while employed by or serving any such company, and if the Option was otherwise exercisable, immediately prior to the occurrence of such event, then such Option may be exercised as set forth herein by the Holder or by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time within one year after the date of death of the original Holder, or one year after the date of permanent or total disability, but in either case, not later than the Expiration Date.

4. (a) The Holder may exercise the Option with respect to all or any part of the shares then purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 8 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, if permitted by the Board, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. In such event fair market value should be determined pursuant to the Plan.

      (b) The Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

5. Notwithstanding any other provision of the Plan, in the event of a change in the outstanding shares of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per unit subject to the Option shall be appropriately adjusted by the Board, whose determination shall be conclusive. 1.
6. This Option shall be nontransferable and shall no be assignable, alienable, saleable or otherwise transferable by the Holder other than by will or the laws of descent and distribution except pursuant to a domestic relations order entered by a court of competent jurisdiction. During the life of the Holder, this Option shall be exercisable only by him. Notwithstanding the foregoing, to the extent the Option is deemed a Non-Qualified Stock Option, the Holder shall be permitted to transfer such Option to family members or family trusts established by the Holder. Except as otherwise provided for herein, in the event that the Holder terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, the Holder may nominate a third party, including but not limited to a "blind" trust, to act on behalf or and for the benefit of the Holder with respect to the Option. In addition, the Holder may designate a beneficiary or beneficiaries to exercise the rights of the Holder and receive any distributions upon the death of the Holder.

7. Neither the Holder nor in the event of his death, any person entitled to exercise his rights, shall have any of the rights of a member with respect to the shares subject to the Option until shares have been registered in the name of the Holder or his estate, as the case may be.

8. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Chairman, Michael Gales, and any notice to the Holder shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

9. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Board, or if one had been appointed, the Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Option.

                                                   GALES INDUSTRIES INCORPORATED


                                                   By: /s/ Michael Gales
                                                       -------------------------
                                                   Name: Michael Gales
                                                   Title: Executive Chairman

ACCEPTED AND AGREED:


/s/ Dario Peragallo
-------------------
Dario Peragallo

                           FORM OF NOTICE OF EXERCISE

TO: GALES INDUSTIRES INCORPORATED

      The undersigned hereby exercises his option to purchase __________ shares of Common Stock of Gales Industries Incorporated (the "Company") as provided in the Stock Option Agreement dated as of __________, ___ at $__________ per share, a total of $__________ and makes payment therefor as follows:

      (1) To the extent of $__________ of the purchase price, the undersigned hereby surrenders to the Company certificates for shares of its Common Stock which, valued at $__________ per share, the fair market value thereof, equals such portion of the purchase price.

      (2) To the extent of the balance of the purchase price, the undersigned has enclosed a check payable to the order of the Company for $__________.

      A stock certificate or certificate for the shares should be delivered in person or mailed to the undersigned at the address shown below.

      The undersigned hereby represents and warrants that it is his present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his own account for investment, and not with a view to the distribution of any thereof, and agrees that he will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.

                                              Signature: _______________________

                                              Address: _________________________

                                                       _________________________

                                                       _________________________

Dated: ____________